ITEM 10. EXHIBITS.
(a) The Code of Ethics: Not applicable to a semi-annual report for the fiscal period ended June 30, 2003.

(b) (1) Certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the Form N-CSR are attached hereto.
     (2) Certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.